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                                                                    EXHIBIT 10.4

                 AMENDMENT NO. 1 TO PRIVATE PLACEMENT OFFERING
                    SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

      AMENDMENT NO: 1 TO PRIVATE PLACEMENT OFFERING SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE, effective this __ day of ______________, 1999, between SAF T LOK INCORPORATED, a Corporation incorporated under the laws of the State of Florida (the "Company") and ______________________ (the "Subscriber").

                                    RECITALS

A. The Subscriber and the Company desire to amend the terms of the Private Placement Offering Subscription Agreement and Questionnaire (the "Agreement") with respect to the purchase by the Subscriber of the Company's 6% Convertible Debentures (the "Debentures") as set forth herein.

B. The Subscriber and the Company desire to amend the terms of the Form of Debenture attached as Exhibit A to the Agreement.

      NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

      1. All capitalized terms used in this Amendment that are not defined herein shall have meanings set forth in the Agreement.

      2. Notwithstanding anything to the contrary in the Agreement, the Company represents and warrants to the Subscriber that the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock per value $0.01 per share, of which 14,249,957 shares of such Common Stock are issued and outstanding.

      3. Notwithstanding anything to the contrary in the Agreement, the Debentures shall be convertible into Common Stock at a discount of twenty five percent (25%) of the market price of the Company's Common Stock on the date the Notice of Conversion (as required by the Debenture) is received by the Company (the "Conversion Date") subject to adjustment as provided by the Debenture.

      4. The Form of Debentures to be issued by the Company with respect to the purchase thereof by the Subscriber shall be the Form of Debenture attached hereto as Exhibit A, which form shall replace the Form of Debenture attached as Exhibit A to the Agreement.
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      IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the dates set forth below.


                                        __________________________________
                                             Signature of Subscriber

                                        __________________________________
                                             print name

                                        __________________________________
                                             title

                                        __________________________________
                                             address

                                        __________________________________, 1999
                                             date


                                        SAF T LOK INCORPORATED

                                        By: /s/ Franklin Brooks
                                            ------------------------------
                                            Name: Franklin Brooks
                                            Title: President / CEO

                                            July 13, 1999
                                            ------------------------------
                                            date